UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2006.

CAPITAL ONE FUNDING, LLC

ON BEHALF OF THE

CAPITAL ONE MASTER TRUST

(Issuer of the COMT Collateral Certificate)

AND THE

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Exact name of registrant as specified in its charter)

Virginia	333-103862	54-2058720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 290-6959

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01. Other	Events.

On January 13, 2006, the Capital One Multi-asset Execution Trust and The Bank of New York amended and restated the Indenture (the “Indenture”), dated as of October 9, 2002. On January 13, 2006 Capital One Bank, Capital One Funding, LLC and The Bank of New York amend and restated the Amended and Restated Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of September 30, 1993, as amended and restated as of August 1, 2002. On January 13, 2006 Capital One Funding, LLC and Deutsche Bank Trust Company Delaware entered into the Second Amended and Restated Trust Agreement (the “Trust Agreement”). On January 13, 2006, Capital One Bank, as Servicer, under the Pooling and Servicing Agreement, and Capital One Services, Inc. entered into a Subservicing Agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01	(c). Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 10.1.

4.1	Indenture, dated as of October 9, 2002 as amended and restated as of January 13, 2006, between Capital One Multi-asset Execution Trust, as Issuer, and The Bank of New York, as Indenture Trustee.

4.2	Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August, 1, 2002 and January 13, 2006, among Capital One Bank as Servicer, Capital One Funding, LLC, as Transferor and The Bank of New York, as Trustee.

4.3	Second Amended and Restated Trust Agreement, dated as of January 13, 2006, between Capital One Funding , LLC, as Beneficiary and as Transferor and Deutsche Bank Trust Company Delaware, as Owner Trustee.

10.1	Subservicing Agreement, dated as of January 13, 2006, between Capital One Bank and Capital One Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

By:	/s/ Richard Johns
Name: Richard Johns Title: Assistant Vice President

January 13, 2006

EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated as of October 9, 2002 as amended and restated as of January 13, 2006, between Capital One Multi-asset Execution Trust, as Issuer, and The Bank of New York, as Indenture Trustee.

4.2	Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August, 1, 2002 and January 13, 2006, among Capital One Bank as Servicer, Capital One Funding, LLC, as Transferor and The Bank of New York, as Trustee.

4.3	Second Amended and Restated Trust Agreement, dated as of January 13, 2006, between Capital One Funding , LCC, as Beneficiary and as Transferor and Deutsche Bank Trust Company Delaware, as Owner Trustee.

10.1	Subservicing Agreement, dated as of January 13, 2006, between Capital One Bank and Capital One Services, Inc.